                                                                    EXHIBIT 10.7


                         SOURCE CODE LICENSE AGREEMENT
                         -----------------------------


     THIS LICENSE AGREEMENT made as of   February 8 , 1996, by and between
                                       -------------
Mentor Communications Ltd., a   Delaware   corporation ("Licensor") and   Object
- --------------------------    ------------                              --------
Power, Incorporated, a   Delaware   corporation ("Licensee").
- --------------------   ------------

     WHEREAS, Licensor has developed and is the sole owner of certain computer software described on Exhibit A hereto (the "Software"); and
                      ---------

     WHEREAS, Licensee desires the right to use and modify the software solely in connection with the development and sale of the Permitted Integrated Software Product ("Permitted Product") (as hereinafter defined); and

     WHEREAS, Licensor desires to grant to Licensee a nonexclusive license to use and modify the Software subject to the terms and conditions hereof;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions:  For the purposes of this Agreement, the following
          -----------
definitions shall govern:

     (a) "Software" means the Licensor's software product or any portion thereof, in both source and object code forms, as described on Exhibit A hereto.
                                                               ---------
The Software shall include source code diskettes, and existing support documentation.

     (b) "Modification(s)" means any adaptation, modification, code rewrite which performs the same functionality as the Software or any portion thereof, improvement or enhancement of the Software developed to render the Software usable or marketable in the Permitted Product, and it includes any composite computer program developed by the Licensee or by the Licensor for the Licensee which incorporates the Software, in its original or altered form.

     (c) "Printed Listings" means printed copies of the source and object code forms of the Software in human readable form, as initially provided by the Licensor to the Licensee, and as produced by the Licensee in the course of its development in the Permitted Product.

     (d) "Modified Printed Listings" means printed copies of the source and object code forms as a Modification in human readable form, as developed by the Licensee, or by the Licensor for the Licensee.

     (e) "Permitted Integrated Software Product" ("Permitted Product") is the product or products resulting from the integration of the licensed Software, modifications thereto, or any portions thereof into the Licensee software product(s) developed and/or marketed and sold by Licensee as explicitly defined in Exhibit D, "Permitted Product". Included in this definition are versions of the "Permitted Product" which incorporate the licensed Software or portions and/or modifications thereof including modifications developed by Licensee, others or others in conjunction with Licensee.

     (f) "Permitted Parties" means Licensee employees or contractors assigned to the development of the Permitted Product with a direct need to know, who have signed appropriate confidentiality agreements which protect Licensor's rights herein, and only those employees or contractors who work in the herein designated Licensee's corporate location on 219 Vassar Street, Cambridge, MA.

     2.   License Restrictions:
          --------------------

     (a)  Software.  Subject to the terms and in consideration of the payment of
          --------
the royalty specified in Section 3 hereof, Licensor hereby grants to Licensee, and Licensee hereby accepts from Licensor, a worldwide, nonexclusive non-transferable license to execute the Software in the Permitted Product as described in Exhibit D hereto and to sublicense the Software and/or modifications only for execution in the Permitted Product developed and sold by Licensee. Licensee may not license or sublicense the licensed Software or Modifications thereof as a separate functional module (or Component as defined in the Permitted Product literature) of the Permitted Product.

          (i) Licensee may request from Licensor the right to license or sublicense the licensed Software or modifications thereof as a standalone product in executable code form only, and Licensor at its sole discretion may grant those rights. Licensee must receive permission from Licensor in writing and specific permission for an individual case shall not be construed by Licensee as a general license to sell the licensed Software standalone.

     (b)  Printed Listings and Machine Readable Source Code.  Licensor grants to
          -------------------------------------------------
Licensee, and Licensee accepts from Licensor, a nonexclusive license to use Printed Listings and machine readable source code for the sole purpose of supporting Licensee's development of Permitted Product(s), Licensee's creation of Modifications, and Licensee's development of Modified Printed Listings; and to disclose, solely in accordance with the terms and conditions of this Agreement Printed Listings or Modified Printed Listings to Permitted Parties.

     (c)  Ownership of Source Code and Permitted Party Restrictions.
          ---------------------------------------------------------

          (i) Licensee acknowledges that the copyrights to the Software and Modifications are owned by Licensor,

          (ii) That the Software remain the property of Licensor and represent confidential and valuable property information and trade secrets;

          (iii) That the Listings may be used only for the purpose of maintaining the Permitted Product(s), or Modifications.

          (iv) That any Permitted Party has signed a non-disclosure agreement acceptable to Licensor and agrees that neither they nor any of their officers, agents, directors, or employees shall sublicense, publish, distribute, disclose, disseminate, copy, or reproduce the source code or Listings thereof other than for use by Permitted Parties directly assigned to development of the Permitted Product(s), and that they further agree to take all reasonable and necessary steps to ensure that the confidentiality of such Listings or machine readable source code is safeguarded and preserved.

          (v) Licensee agrees to maintain a file of all executed non-disclosure agreements with Permitted Parties.

          (vi) Licensee agrees to enforce the provisions and requirements of these sections 2 (b) and 2 (c) against any Permitted Party to whom a copy of the Listings or machine readable source code is provided.

     (d)  Modifications.  Licensor hereby grants to Licensee, and Licensee
          -------------
accepts from Licensor, a limited license to create Modifications by modifying the Software for use in the Permitted Product(s) and by including portions of the Software in object code form only (or a Modification) within composite programs developed by Licensee for use in the Permitted Product(s), provided
                                                                    --------
that:

          (i) upon termination of this License Agreement, the Software or the Modification will be completely removed from such programs and treated as if permission to include the Software or modifications had never been given;

          (ii) the Modifications will be used only on the Permitted Product(s) sold by License and shall be subject to all other terms and conditions of this License Agreement;

          (iii) Licensee shall include external copyright notices in the following form: "(C) 199__ [LICENSOR] All rights reserved," or, if appropriate, "Portions of this program, (C) 199 __ [LICENSOR] All rights reserved," and internal copyright notices in the following form: "(C) 199 __ [LICENSOR]", or, if appropriate, "Portions of this program, (C) 199 __ [LICENSOR]" For purposes of this Section 2(c)(iii), "external copyright notices" shall mean affixing such notice to the exterior label of every diskette or magnetic medium and "internal copyright notice" shall mean including the notice in the prescribed form in any visually perceptible listing and including such notice upon a CRT or similar screen at sign on or initiation of execution. Licensee also agrees to display the Licensor's name in advertising literature pertaining to the Permitted Product and in presentations where it is appropriate to display names of software vendors whose products are included in the Permitted Product.

     (e)  Export Restrictions.  Licensees shall comply with all applicable laws,
          -------------------
including without limitation, the export control laws of the United States and prevailing regulations which may be issued from time to time by the United States Department of Commerce and Department of State concerning the exporting of the Software and Modifications in object code form only. Exporting of the source code to the Software is expressly forbidden without written permission from Licensor. Licensee shall, at its sole cost and expense, maintain in effect all permits, licenses and other consents necessary to the conduct of its activities hereunder. Without limiting the generality of the foregoing, Licensee shall not export or re-export any of the Products to any country without first obtaining the written consent of Licensor and, where necessary, the United States government.

     3.   Payments and Royalties.
          ----------------------

     (a)  Up Front Payments:  Licensee shall pay to Licensor $15,000 upon
          -----------------
execution of this agreement, such payment to be made immediately upon execution. Licensee agrees to pay Licensor an additional $1,000/man-day for any training or consulting required by Licensee.

     (b)  Royalties:
          ---------

          It is Licensee's intention to create a suite of products containing some or all of the LDI's source code bundled with Licensee's code and sold as integrated products. For each product, the product name, product description, minimum royalty due to Licensor and percentage (%) royalty due to Licensor as a percentage of Licensee's product pricing are listed in Appendix D. From time to time new products which conform to the terms of this agreement for the sale of integrated products may be added to Appendix D; at such time a new mutually agreed upon percentage (%) royalty and minimum royalty due to Licensor for such product will be added to this agreement. Both parties agree under such conditions to negotiate in good faith and to use the initially defined royalty calculations as a basis for new products.

          Royalties apply to both development tool licenses and runtime server licenses. Licensee will provide Licensor with up to date Object Power price lists.

     (c)  Maintenance Fees:  On the date which is nine (9) months following
          ----------------
execution of this Agreement, Licensee shall pay Licensor a one-time maintenance fee in the amount of $25,000. Any royalties previously paid pursuant to Section 3(b) above and 3(d) below will be credited against such maintenance fee. If on the date which is nine (9) months following execution of the Agreement Licensee fails to pay to Licensor any additional monies necessary to bring the total royalties paid to Licensor as defined above up to $25,000, then by doing so they have caused an Event of Default as defined in Section 9 and Licensor may terminate the agreement invoking Licensor's Remedies as defined in Section 10 of this agreement.

     (d)  Royalty Payments:  Royalty payment will be made to Licensor by
          ----------------
Licensee in United States dollars no later than thirty (30) days from the end of each quarter. Accompanying such payment will be an accounting of the number of Permitted Products sold, by whom they were sold (in cases in which the Permitted Product was sold by a reseller), and the prices at which they were sold.

     4.   Items Provided by Licensor.
          --------------------------

     (a) Within 10 days of the execution of this Agreement, Licensor shall provide to Licensee one machine-readable copy of both the source code and the object code for the Software.

     5.   Copyright Reservation; Protection of Confidentiality.  Licensee
          -----------------------------------------------------
acknowledges that the Licensor is the owner of all right, title and interest, including without limitation copyright, in and to the Software and Modifications, which Licensee acknowledges are valuable trade secrets of Licensor, and that the Licensor may use, modify and license the Software and any Modifications it makes without notice to Licensee. Further, Licensee agrees:

     (a) to protect the confidential and proprietary nature of the source and object code forms of the Software and any Modifications and to take such actions as Licensor may request to create, perfect or protect Licensor's rights therein, including without limitation executing such copyright and patent assignments as may be necessary to effect such purpose;

     (b) that neither Licensee nor any of its officers, agents, directors or employees shall sublicense, publish, distribute, disclose, disseminate, copy or reproduce the Software or any Modification except in machine readable form and sold with the Permitted Product(s) or as provided by Section 2(c);

     (c) that neither Licensee nor any of its agents or employees shall use the Software or any Modification, except as expressly permitted herein;

     (d) to place internal and external copyright notices in the form specified in Section 2 hereof in and on copies of the Software and Modifications sold by Licensee;

     (e) not to use the Software or any Modification in any software or system other than the Permitted Product(s); and

     (f) further agrees to treat the Licensed Code in accordance with the following terms:

          (i) Licensee shall maintain, and make available to Licensor for inspection during normal business hours, a written log of who has had or is currently accessing the licensed Software.

          (ii)    The Software shall remain on Licensee's premises at all times.

          (iii) At all times during which any portion of the Software is in use Licensee shall make reasonable efforts to preclude unauthorized persons from having access to the licensed Software.

          (iv) Licensee shall limit use of, and access to, the Software to those of its employees who are directly involved in the permitted use of the Software hereunder and have a need to know the contents of the Software for the performance of their duties in connection with such uses.

          (v) Licensee shall cause all of its employees who have access to any Software to observe and comply with all provisions of this Agreement prohibiting the use or disclosure of the Software.

          (vi) Licensee shall not, and shall not permit any of its employees to, disclose or transmit any Software to any unauthorized Licensee personnel or to any other individual, firm, corporation or entity.

          (vii) Licensee shall not, and shall not permit any of its employees to, (A) reproduce or copy the Software or any portion thereof without the prior express written consent of Licensor or (B) remove any copyright or proprietary notice contained or included in the Software.

          (viii) Licensee shall (A) give written notice to Licensor of all Licensee employees who have been given, or may have, access to the Software, (B) obtained from all such Licensee employees a confidentiality agreement substantially in the form of Exhibit [B] and
          (C) at Licensor's request, furnish a copy of each such agreement to Licensor.

          (ix) At the request and expense of Licensor, Licensee shall use its best efforts to assist Licensor in identifying and preventing any use or disclosure of the Software by any present or former employee of Licensee in any manner which is not expressly permitted by this Agreement. Without limitation of the foregoing, Licensee shall promptly advise Licensor if Licensee learns that any employee or former employee who has had access to the Software has violated or may violate any confidential information agreement signed by such employee pursuant to subparagraph (2.c.iv) above and shall cooperate with Licensor in seeking injunctive or other equitable relief, in the name of Licensee or Licensor, against any such employees.

     Recognizing and acknowledging that any use or disclosure of the Software in a manner inconsistent with the provisions of this Agreement may cause Licensor irreparable damage for which other remedies would be inadequate, Licensee agrees that Licensor shall have a right to such injunctive or other equitable relief from a court of competent jurisdiction as may be necessary or appropriate to prevent any use or disclosure of the Software in any manner which has not been authorized by Licensor.

     6.   NO WARRANTY; LIMITATION ON LIABILITY.
          ------------------------------------

     (a) THE SOFTWARE AND MODIFICATIONS ARE LICENSED TO LICENSEE "AS IS" AND WITH ALL FAULTS. LICENSOR MAKES NO WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE OR MODIFICATIONS, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF NONINFRINGEMENT, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND NEITHER LICENSOR NOR ANY OF ITS SUPPLIERS, DEVELOPERS OR OFFICERS SHALL BE LIABLE FOR DIRECT, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES SUCH AS EQUIPMENT DOWN-TIME, LOSS OF DATA, LOSS OF BUSINESS, LOSS OF PROFITS, OR INABILITY TO USE THE SOFTWARE OR MODIFICATIONS OR TO MARKET THE PERMITTED CPU, WHETHER OR NOT FORESEEABLE AND EVEN IF LICENSOR OR ITS REPRESENTATIVE HAS BEEN NOTIFIED TO THE POSSIBILITY OF SUCH DAMAGES.

     (b) LICENSEE SHALL AND DOES HEREBY INDEMNIFY AND HOLD LICENSOR HARMLESS FROM AND AGAINST ANY AND ALL LIABILITY OF ANY KIND OR NATURE WHATSOEVER TO LICENSEE'S CUSTOMERS OR OTHER THIRD PARTIES ARISING OUT OF OR RESULTING FROM THE SOFTWARE OR ANY MODIFICATION OR THE ACT OF LICENSEE WITH RESPECT THERETO OR THIS AGREEMENT.

     (c) The parties acknowledged that Licensor shall have no control over the specific modifications made by the Licensor. Accordingly, Licensee shall bear the entire risk that the modified Software, or Software included in any composite program, infringes on any patent, copyright, trade secret or other proprietary right of any third person and Licensee shall indemnify and hold Licensor harmless from and against any such claim.

     7.   Purchase of Royalty Free License.  After four (4) years from the date
          --------------------------------
of execution of this agreement Licensee will have the right to purchase a royalty free license for the originally delivered Software at execution of this agreement, including Modifications made by Licensor for Licensee or by Licensee, by paying Licensor any additional sums required to bring the total cumulative Royalty Payments paid to Licensor (excluding the initial payments of $15,000 for the sale of the Permitted Product(s)) up to $750,000. Should the Royalty Payments to Licensor have equaled or exceeded $750,000 by the end of year four
(4) the license may, at the Licensee's request be converted to a royalty free license. Licensee agrees to pay any legal costs associated with creating the royalty free license and any fees required to execute the royalty free license. Licensee agrees that the royalty free license would contain language similar to that contained herein including but not limited to the language which obligates Licensee to maintain and protect the confidentiality of the Software and to limit its access to personnel doing development at the Licensee's corporate location contained herein. Licensee also agrees that the royalty free license would contain restrictions which prohibit Licensee and any Permitted Party from selling, transferring, distributing, sublicensing, publishing, disclosing, disseminating, copying or reproducing the Software and Modifications except as provided herein. Licensee also agrees that the terms of the royalty free license would also contain similar terms to those contained herein which require written permission from Licensor to sell the executable form of the Software and Modifications as a standalone product.

     8.   Accounting, Reporting and Access.
          --------------------------------

     (a) Licensee shall keep accurate records as to the Permitted Products in which it uses the Software or a Modification in connection with any or all of those Permitted Products. Such records shall clearly and separately set forth without limitation at least the following information:


          (i) the number of Permitted Products produced in each calendar quarter commencing with the date hereof;

          (ii) the number of Permitted Products which constitute work in progress as of the last day of each calendar quarter, and

          (iii) the number of Permitted Products shipped and sold by Licensee during each such calendar quarter.

     (b) Licensee shall submit to Licensor within thirty (30) days after the close of each calendar quarter a clearly itemized statement setting forth the information required by Section 7(a).

     (c) Licensee shall allow Licensor and its designated agents, upon five (5) days' written notice, to inspect, audit and analyze all of the Licensee's records as described in Section 7(a) and all of Licensee's other books, accounts and records relating to the manufacture, shipping and sales of Permitted Products during business hours at Licensee's factory and headquarters. Licensor shall bear the cost of such inspector and audit, unless unauthorized activities with respect to the Software or any Modification are thereby discovered, in which case such cost shall be borne by Licensee.

     9.   Events of Default.  The occurrence of any of the following shall
          -----------------
constitute an Event of Default:

     (a) Licensee fails to comply with any term, condition or covenant contained herein;

     (b) Licensee (i) becomes insolvent or unable to pay its debts generally as they mature; (ii) suspends its business; (iii) makes a general assignment for the benefit of creditors; (iv) files a petition in bankruptcy or a petition or answer seeking a reorganization, arrangement with creditors or composition or other similar relief under the Bankruptcy laws of the United States or under any other similar law applicable to Licensee; (v) admits in writing its inability to pay its debts generally as they mature; (vi) consents to the appointment of a trustee or receiver for Licensee or any part of its property; (vii) is adjudicated a bankrupt under any involuntary petition for bankruptcy or similar proceeding; (viii) dissolves, winds up, liquidates, terminates, merges or consolidates or transfers any substantial part of its property; (ix) transfers, assigns or sells or attempts to transfer, assign or sell its rights hereunder without the prior written consent of Licensor, which consent may be conditioned upon the payment to Licensor of additional, increased or advanced royalties, solely in the discretion of Licensor, (x) loses its rights to produce or sell the Permitted Product(s); or (xi) has its property or any substantial portion thereof expropriated, seized or nationalized by any sovereign power.

     10.  Licensor's Remedies.  Upon the occurrence of an Event of Default, in
          -------------------
addition to any other remedies available to Licensor under applicable law, Licensor may after a 30 day period during which Licensor has the opportunity to correct the default and is actively acting to correct the default, immediately and without notice or demand (a) terminate this Agreement; (b) declare any royalties immediately due and payable, (c) retake possession of the Software and Modifications and all copies thereof in whatever form, including all ROM chips, with or without process of law, notice or a hearing, each of which Licensee hereby waives; and (d) enjoin Licensee, its officers, directors, partners, agents, employees, shareholders or owners from any further use, manufacturing or sale of the Software, any Modification, any Listings, or any Permitted Product(s) incorporating the Software or any Modification. All rights of Licensor hereunder or under any applicable law shall be cumulative and not alternative. No failure by Licensor to exercise any right shall constitute a waiver thereof or of any subsequent event of default. Licensee agrees to pay or reimburse Licensor for all out-of-pocket costs and expenses, including, without limitation, legal fees and travel costs, paid or incurred by Licensor in connection with the enforcement of Licensor's rights and remedies upon the occurrence of an Event of Default.

     11.  Taxes and Impositions.  Licensee shall pay any sales, use, excise,
          ---------------------
franchise, or personal property taxes (but not any taxes imposed or measured by Licensor's income) imposed, levied, or assessed, on this Agreement, the Software, the Modifications, or the use of the Software or Modifications by Licensee.

     12.  Payment in US Currency.  All royalties payable to Licensor and any
          ----------------------
other fees, costs or expenses paid or incurred by Licensor for which Licensee is responsible for reimbursement or payment shall be paid by Licensee in lawful currency of the United States of America and shall be payable at the address specified in Section 13 hereof.

     13.  No Assignment.  This Agreement may not be assigned by Licensee without
          -------------
the prior written consent of Licensor. For purposes of this Agreement the sale, issuance or transfer of 10% percent or more of (a) the capital stock of Licensee (if Licensee is a corporation) or (b) the total interest in capital, profits, income or surplus of Licensee (if Licensee is a partnership, joint venture or similar entity), shall constitute an assignment. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their permitted assigns.

     14.  Notice.  Whenever notice is required or permitted to be given or
          ------
delivery required to be made under the provisions of this License Agreement, such notice or delivery shall be given or made to the following addresses for the following parties:

                              If to Licensee:
                                Object Power
                              ---------------------------
                                219 Vassar Street
                              ---------------------------
                                Cambridge, MA
                              ---------------------------

                              If to Licensor:
                                Mentor Comm. Ltd.
                              ---------------------------
                                24 N.E. Exec. Park
                              ---------------------------
                                Burlington, MA 01803
                              ---------------------------


Notice shall be deemed duly given when the same has been (a) sent via telecopier, (b) deposited with an overnight courier service or (c) deposited in the United States mail, with postage fully prepaid as certified or registered mail, addressed to the party at its address as it appears above.

     15.  Governing Law.  This Agreement shall be enforced under and governing
          -------------
the laws of the State of   MA , U.S.A., excluding the conflict of laws
                         -----
provisions of such state, with jurisdiction in the State or Federal District
Court in the State of   MA  .  Each party hereto hereby consents to submit to
                      ------
the jurisdiction of such courts and Licensee hereby appoints the Secretary of
State of the State of   MA   as its agent for the service of process.
                      ------

     16.  Licensor Development and Consulting Support.
          -------------------------------------------

     (a) Licensor will provide Licensee with on-going development and consulting support for the Permitted Product(s) in the event that such support can be provided on mutually agreeable terms.

     17.  General.
          -------

     (a) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, provided that this Agreement shall not then substantially
                   --------
deprive either party of the bargained-for performance of the other. Any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     (b) No term or provision of this Agreement may be changed, waived, discharged or terminated except by a writing signed by duly authorized officers of the parties hereof.

     (c) The making, execution and delivery of this Agreement have been induced by no representations, statements, warranties or agreements other than those herein expressed.

     (d) No waiver of any breach of any provision of this Agreement shall constitute a waiver of any subsequent breach of the same or any other provision hereof and no waiver shall be effective unless made in writing.

     (e) This Agreement embodies the entire understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties, relating to the subject matter hereof.

     (f) Licensee shall be deemed an independent contractor hereunder, and as such, shall not be deemed, nor hold itself out to be, an agent, partner, joint venturer or employee of Licensor. Under no circumstances shall any of the employees of a party hereto be deemed to be employees of the other party for any purpose. This Agreement shall not be construed as authority for either party to act for the other party in any agency or other capacity, or to make commitments of any kind for the account of or on behalf of the other except to the extent and for the purposes provided herein. Licensee is solely responsible for all of its employees and agents and its labor costs and expenses arising in connection therewith.

     (g) In any action between the parties to enforce any of the terms of this Agreement, the prevailing party shall be entitled to recover expenses from the other party, including reasonable attorneys' fees.

     (h) The division of this Agreement in paragraphs and sections is only a matter of convenience for reference and shall not define or limit any of the terms or provisions thereof.

     (i) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this License Agreement to be executed as of the date first above mentioned by their respective officers who are duly authorized to so act.

                                        LICENSOR:

                                        Mentor Communications Limited

                                        By:  /s/ Leonard Hafetz
                                           ------------------------------------

Its: President & CEO
    ------------------------------------

LICENSEE:

[NAME]

By:  /s/ James Nondorf
   ---------------------------

Its: President
    --------------------------

                                   Exhibit A
                                   ---------

                                   SOFTWARE
                                   --------


The source code of LDI.EXE and LDIODBC.DLL in machine readable form and which provides the general functionality described below and more specifically in the attached LDI Editor Documentation, LDI Cartographer Documentation, and other related documentation. The Cartographer for file mapping, as well as components of the LDI agent and record structure modules which provide ODBC access to files and applications is specifically omitted.

General Description:

                       LOGICAL DATA INTEGRATOR (LDI/TM/)

LDI is a software development tool which enables developers to more easily and productively create applications which require access and integration of data from the multiple disparate sources of information in an enterprise. These information sources may have data stored in different forms and residing on different computers throughout the enterprise. This tool will greatly facilitate the development effort, is comprehensive in its approach to supporting the application development process and will require significantly less expertise to use than current methods.

Central to the theme of LDI is the construction of a logical, more meaningful and well understood interface to the enterprise wide complex physical data; e.g., a logical data model (virtual or cached database) comprised of an arbitrary number of composite dataviews. Each logical dataview which is derived from the physical data is formulated without the need for database or programming skills by the developer using LDI. A rich set of tools for creating the necessary composite logical views is provided. Some of the functions provided are: multiple types of joins, filtering, renaming, data typing, editing aggregations, unions, constants, numerical or logical calculations, conditional statements, concatenation, etc. The logical data model once constructed insulates the user front-end application developer from the complexities of the physical data. User applications can be more easily created since questions of the data in the enterprise are posed against the well understood and simplified logical data model. Composite views may be formed and relationships between data from disparate data sources may be studied. New views may be added at will and/or old views may be modified. The application developer need not know where the data resides or how it is stored, thereby eliminating the need for the construction of complex direct queries of the physical data.

LDI leads the developer through the process of creating the logical model without requiring programming or database expertise. All the functions, drivers, and procedures necessary to categorize the data, set up communications links to the data sources and construct the logical composite data views which comprise the logical data model are provided through a 'point and click' interface. The developer is simply led through the development process in a manner consistent with the way one would logically think.

Since data may be logically not physically integrated, the data does not have to be transported into a central repository thereby eliminating the need for complicated data shadowing to maintain accurate copies of the data. The logical data model, composed of a set of compromise logical views together with the physical views imported from the datasources, comprise an ODBC compliant virtual database managed by LDI. During the construction of the data views LDI creates and maintains the metadata for the LDI logical database (data model). The composite tables can be constructed, the data cached according to the LDI scheduler, refreshed according to this scheduler and exported into a target relational data base of choice according to the scheduler. User requests may then be made against the target data base, and/or the virtual data base, or the cached views in LDI depending on the application needs as well as the need for live data. LDI also enables the developer to specify how the data in the target data base is to be refreshed from the sources. The logical model may be easily maintained and updated as changes to the data sources occur or new use applications require additional data mapping. In cases where applications require access to narrow portions of the enterprise data, LDI enables you to develop these applications by including only those portions in the logical enterprise which are needed, thereby eliminating the need to map the entire data enterprise. Also, all the composite views, mappings, etc. are easily viewed and presented providing the developer with the documentation needed for understanding and maintaining the applications.

LDI Editor user documents and additional product literature defining LDI are attached.

                                   Exhibit B
                                   ---------

              Form of Licensee Employee Confidentiality Agreement
              ---------------------------------------------------



                              AGREEMENT ATTACHED

                 CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

     This confidentiality and non-competition agreement is made as of the __ day of _______by and between Object Power, Incorporated, a Delaware corporation ("Company"), and ________________ ("Employee").

     WHEREAS, the Company has developed, and the Company and/or Employee may continue to develop during the period Employee is retained by the Company, certain Proprietary Information, Inventions and Intellectual Property (as those terms are hereinafter defined), that the Company wishes to protect and maintain as confidential;

     WHEREAS, the Company from time to time has received, and may continue to receive during the period Employee is so retained by the Company, the Proprietary Information of others, and the Company wishes, and is (in certain circumstances) contractually obligated, to maintain the confidentiality of such Proprietary Information; and

     WHEREAS, the Company has developed, and will continue to develop during this period Employee is so retained by the Company, goodwill by, among other things, substantial expenditure of money and effort;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and undertakings contained in this agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, IT IS AGREED:

     1.   Definitions.  As used in this Agreement, the following terms shall
          -----------
have the following meanings:

          (a)  Agreement means this confidentiality and non-competition
               ---------
agreement, including all exhibits, schedules and annexations, as all may be amended from time to time in the manner provided in this Agreement.

          (b)  Employment means the current or anticipated or subsequent
               ----------
retention of Employee by the Company as a full-time employee, a part-time employee, a consultant or otherwise, or any other period during which Employee receives compensation from the company in any capacity.

          (c)  Intellectual Property means any Invention, writing, trade name,
               ---------------------
trademark, service mark or any other material registered or otherwise protected or protectable under state, federal, or foreign patent, trademark, copyright, or similar laws.

          (d)  Inventions includes ideas, discoveries, inventions, developments
               ----------
and improvements, whether or not reduced to practice and whether or not patentable or otherwise within the definition of Intellectual Property.

          (e)  Proprietary Information includes any scientific, technical,
               -----------------------
trade or business secrets of the Company and any scientific, technical, trade or business materials that the Company treats, or is obligated to treat, as confidential or proprietary, including, but not limited to, Inventions belonging to the Company and confidential information obtained by or given to the Company about or belonging to its suppliers, licensors, licensees, partners, affiliates, customers, potential customers or others.

     The definition of "Proprietary Information" herein shall not include Proprietary Information which (i) was known by Employee prior to its disclosure by the Company; (ii) is publicly known through publication or otherwise through no wrongful act of Employee; (iii) is received from a third party who rightfully discloses it to Employee without restriction on its subsequent disclosure; or
(iv) is disclosed pursuant to the lawful requirement of a governmental agency or by order of court of competent jurisdiction.

     2.   Employee Acknowledgments.  The Company has developed and will develop
          ------------------------
its Proprietary Information and Intellectual Property over a substantial period of time and at a substantial expense, and its Proprietary Information and Intellectual Property are integral to the goodwill of the Company. During the course of employment to the Company, Employee may develop or become aware of Proprietary Information and/or Intellectual Property. Protection of the Proprietary Information and Intellectual Property is necessary to the conduct of the Company's business, and the Company is and shall at all times remain the sole owner of the Company's Proprietary Information and Intellectual Property.

     3.   Confidentiality.  Employee shall at all times, both during and after
          ---------------
any termination of Employee's employment by the Company by either the Company or Employee, maintain in confidence and not utilize the Proprietary Information or the Intellectual Property of the Company, and/or technology or proprietary information of others under confidential evaluation by the Company except in performing services for the Company pursuant to his or her employment. Maintaining such Proprietary Information and Intellectual Property in confidence shall include refraining from disclosing such Proprietary Information or Intellectual Property to any third party (except when duly and specifically authorized in writing to do so for purpose of furthering the business of the Company), and refraining from using such Proprietary Information or Intellectual Property for the account of the Employee or for any other person or business entity. Employee will not file patents based on the Company's technology or confidential information, nor seek to make improvements thereon, without the Company's written approval. Employee agrees not to make any copies of the Proprietary Information or Intellectual Property of the Company (except when appropriate for the furtherance of the business of the Company or duly and specifically authorized to do so) and promptly upon request, whether during or after the period of employment by the Company, to return to the Company any and all documentary, machine-readable or other elements of evidence of such Proprietary Information, Intellectual Property, and any copies of either that may be in Employee's possession or under Employee's control.

     4.   Rights to Inventions and Intellectual Property.  In connection with
          -----------------------------------------------
Employee's employment by the Company, or by use of the resources of the Company, whether or not Employee is then retained by the Company, Employee may produce, develop, create, invent, conceive or reduce to practice Inventions and Intellectual Property related to the business of the Company. Employee shall maintain and furnish to the Company complete and current records of all such Inventions and Intellectual Property. Employee agrees that all such Inventions and Intellectual Property are and shall be the exclusive property of the Company, and that the Company may sue or pursue them without restriction or additional compensation. Employee: (i) hereby assigns, sets over and transfers to the Company all of his right, title and interest in and to such Inventions and Intellectual Property; (ii) agrees that Employee and his agents shall, during and after the period Employee is retained by the Company, cooperate fully in obtaining patent, trademark, service mark, copyright or other proprietary protection for such Inventions and Intellectual Property, all in the name of the Company (but only at Company expense), and, without limitation, shall execute all requested applications, assignments and other documents in furtherance of obtaining such protection or registration and confirming full ownership by the Company of such Inventions and Intellectual property; and (iii) shall, upon leaving the Company, provide to the Company in writing a full, signed statement of all Inventions and Intellectual property in which Employee participated prior to termination of Employee's employment by the Company. Employee hereby designates the Company as its agent, and grants to the Company a power of attorney with full substitution, which power or attorney shall be deemed coupled with an interest, for the purpose of effecting the foregoing assignments from the Employee to the Company.

     5.   Non-Solicitation.  Employee shall not during the term of his or her
          -----------------
employment or at any time during the five (5) years following termination of the term of his or her employment solicit any person who is employed by a consultant to the Company or any affiliate or subsidiary. As used herein the term "solicit" shall include, without limitation, requesting, encouraging, assisting or causing, directly or indirectly, any such employee or consultant to terminate such person's employment by or consulting to the Company, affiliate or subsidiary.

     6.   Prohibited Competition.  Employee recognizes and acknowledges the
          -----------------------
competitive and proprietary nature of the Company's business operations.

     Employee acknowledges and agrees that a business will be deemed competitive with the Company if it engages in a line of business in which it performs any of the services, researches, develops or manufactures or sells any products provided or offered by the Company or under development by the Company, or any similar products or products fulfilling the same function, whether or not similar (the Company's "Field of Interest") (such business to be referred to as a "competitive business").

     Employee further acknowledges that during the course of performing services for the Company, the Company will furnish, disclose or make available to Employee confidential and proprietary information related to the Company's business and that the Company may provide Employee with unique and specialized training. Employee also acknowledges that such confidential information and the training to be provided by the Company have been developed and will be developed by the Company through the expenditure by the Company of substantial time, effort and money and that all such confidential information and training could be used by Employee to compete with the Company.

     Accordingly, Employee hereby agrees in consideration of the Company's agreement to hire Employee and Employee's compensation for services rendered to the Company and in view of the confidential position to be held by Employee, the unique and specialized training which the Company may provide Employee and the confidential nature and proprietary value of the information which the Company may share with Employee, and for other good and valuable consideration, the receipt of sufficiency of which are hereby acknowledged, as follows:


     During the period during which Employee performs services for or at the request of the Company (the "Term") and for a period of eighteen months following the expiration or termination of the Term (the "Restricted Term"), whether such termination is voluntary or involuntary, Employee shall not, without the prior written consent of the Company:

          (i) For Employee or on behalf of any other, directly or indirectly, either as principal, agent, stockholder, employee, consultant, representative or in any other capacity, own, manage, operate or control, or be concerned, connected or employed by, or otherwise associate in any manner with, engage in or have a financial interest in any business whose primary line of business is in the Field of Interest, or in any other business in which Employee has any direct operating or scientific responsibility in the Field of Interest anywhere in the world (the "Restricted Territory"), except that nothing contained herein shall preclude Employee from purchasing or owning stock in any such competitive business if such stock is publicly traded, and provided that Employee's holdings do not exceed one percent (1%) of the issued and outstanding capital stock of such business.

          (ii) Either individually or on behalf of or through any third party, solicit, divet or appropriate or attempt to solicit, divert or appropriate, for the purpose of competing in the Field of Interest with the Company or any present or future parent, subsidiary or other affiliate of the Company which is engaged in the Field of Interest, any joint venture of collaborative research partners, customers or patrons of the Company, or any prospective customers or patrons with respect to which the Company has developed or made a presentation for the use or exploitation of products or processes in the Field of Interest (or similar offering of services), located within the Restricted Territory.

     Employee further recognizes and acknowledges that (i) the types of employment which are prohibited by this paragraph are narrow and reasonable in relation to the skills which represent Employee's principal salable asset both to the company and to Employee's other prospective employers, and (ii) the specified but broad geographical scope of the provisions of this paragraph is reasonable, legitimate and fair to Employee in light of the Company's need to perform its research and to develop and market its services and to develop and sell its products in a large geographic area in order to have a sufficient customer base to make the Company's business profitable and in light of the limited restrictions on the type of employment prohibited herein compared to the types of employment for which Employee is qualified to earn his or her livelihood.

     If any part of this section should be determined by a court of competent jurisdiction to be unreasonable in duration, geographic area, or scope, then this section is intended to and shall extend only for such period of time, in such area and with respect to such activity as is determined to be reasonable.

     7.   Continued Obligations.   Employee's obligations under this Agreement
          ---------------------
shall not be affected: (i) by any termination of Employee's employment, including termination upon the Company's initiative; nor (ii) by any change in Employee's position, title or function with the Company; nor (iii) by any interruption in employment during which Employee leaves and then rejoins the Company for any period within a period of one year and for any reason. Nothing herein shall be construed as constituting an employment agreement or an undertaking by the Company to retain Employee's services for any stated period of time.

     8.   No Conflicting Agreements.  Employee represents and warrants that
          -------------------------
execution and performance of this Agreement does not and will not violate, conflict with, or constitute a default under any contract, commitment, agreement, understanding arrangements, or restriction, or any adjudication, order, injunction or finding of any kind by any court or agency to which Employee may be a party or by which Employee may be bound.

     9.   Remedies.   In the event of any breach by Employee of any of the
          --------
provisions of this Agreement, the Company shall be entitled, in addition to monetary damages and to any other remedies available to the Company under this Agreement and at law, to equitable relief, including injunctive relief, and to payment by Employee of all costs incurred by the Company in enforcement against Employee of the provisions of this Agreement, including reasonable attorneys fees.

     10.  General Provisions.
          ------------------

          (a)  No Waiver.  Waiver of any provisions of this Agreement, in
               ---------
whole or in part, in any one instance shall not constitute a waiver of any other provision in the same instance, nor any waiver of the same provision in another instance, but each provision shall continue in full force and effect with respect to any other then-existing or subsequent breach.

          (b)  Notice.  For purposes of this Agreement, notices and all other
               ------
communications provided for herein shall be in writing and shall be deemed to have been duly given when delivered personally or by overnight courier with a receipt obtained therefor or when mailed by United States registered or certified mail, return receipt requested, postage prepaid, addressed, if to the Company, to its chief executive officer at the Company's principal office, and if to the Employee, at his residence address as shown on the Company's employment records or to such other address as either party may furnish to the other in writing in accordance with this Section, except that notices of changes of address shall be effective upon receipt.

          (c)  Severability.  If any provision of this Agreement shall be
               ------------
found to be invalid, inoperative or unenforceable in law or equity, such finding shall not affect the validity of any other provisions of this Agreement, which shall be construed, reformed and enforced to effect the purposes of this Agreement to the fullest extent permitted by law.

          (d)  Miscellaneous.  This Agreement: (i) may be executed in any
               -------------
number of counterparts, each of which, when executed by both parties to the Agreement shall be deemed to be an original, and all of which counterparts together shall constitute one and the same instrument; (ii) shall be governed by and construed under the law of the Commonwealth of Massachusetts, without application of principles of conflicts of laws: (iii) shall constitute the entire agreement of the parties with respect to the subject matter hereof, superseding all prior oral and written communications, proposals, negotiations, representations, understandings, courses of dealing, agreements, contracts, and the like between the parties in such respect; (iv) may be amended, modified, or terminated, and any right under this Agreement may be waived in whole or in part, only by a writing signed by both parties; (v) contains headings only for convenience, which headings do not form part, and shall not be used in construction, of this Agreement; (vi) shall bind and inure to the benefit of the parties and their respective legal representatives, successors and assigns, except that no party may delegate any of its or his obligations under this Agreement, or assign this Agreement, without the prior written consent of the other party, except the Company may assign this Agreement in connection with the merger, consolidation, or sale of all or substantially all assets of the Company; and (vii) be enforced only in courts located within the Commonwealth of Massachusetts and the parties hereby agree that such courts shall have venue and exclusive subject matter and personal jurisdiction, and consent to service of process by registered mail, return receipt requested, or by any other manner provided by law.

     Executed under seal of the date first above written.

                                        OBJECT POWER, INCORPORATED



                                        By:__________________________________



                                        _____________________________________
                                        Employee

                                   Exhibit C
                                   ---------

               Mentor Communications Limited LDI Product Pricing
               -------------------------------------------------
                              (Effective 4/12/95)
                              -------------------

                                     LDI:


Server Configuration:

- -    Initial Windows or NT server with 10 named* users                     5,995
       Add $3,500 for each additional group of 10 named users up to 50 users
       Add $2,500 for each additional group of 10 named users thereafter
- -    Each additional server
       Pricing for additional users as shown above
Desktop Configuration:

       Number of Desktops                             Cost Per Desktop
            1-10                                            $595
            11-20                                           $445
            21-50                                           $345
            >50                                             $295

- -    *Server fee for 10 concurrent users is $10,995.
       Add $6,500 for each additional group of 10 concurrent users up to 50 users
       Add $4,500 for each additional group of 10 concurrent users thereafter Each additional server is $6,500 with pricing for additional concurrent users as above.
- -    Site licenses available upon request

STANDARD PACKAGE OF LDI ODBC DRIVERS BUNDLED WITH PRODUCT:
(See attachment for detail)
     -   Initial package including all drivers on attached sheet     No charge
     -   Additional packages                                         $475

SITE LICENSES:
     Available upon request

CONSULTING RATES:
     -   SHORT TERM
          $1,000/day with a half day minimum plus travel and lodging expenses
     -   LONGER TERM
          Quotes available for fixed price or time and material development contracts

ANNUAL MAINTENANCE FEE
     LDI
          15% of software list price
     LDI-DRIVERS
          18% of software list price

                                   Exhibit D
                                   ---------

                              Permitted Products
                              ------------------

The Object Power Component System ("OPCS") is a set of software components and graphical tools oriented towards the development of reusable application for the enterprise and the Internet. It is an integrated environment that supports design, implementation, and deployment of components for multiple hardware platforms and operating systems. The OPCS allows visual as well as non-visual components to be built for complete multi-tiered application creation. It allows components to access data from multiple databases with graphical query building and transaction support. The OPCS consists of both design and run-time components and may be shipped in different configurations.

The OPCS currently consists of the OpenScape Toolkit and OpenExtensions.

The Object Power Component System product overview and pricing is attached.

INTERGRATED PRODUCTS AND ROYALTIES:
- ----------------------------------

1 Product
- ---------

     Product Name
     ------------
     OpenExtension for Logical Data Access

     Product Description
     -------------------
     OpenExtension are Object Power's products designed to work in concert with the OpenScape Toolkit. They allow software components created using OpenScape to be incorporated into a variety of containers and environments. Software components are created independently of the application software, allowing them to be extended and leveraged in a manner that promotes reuse. The OpenExtension for LDA will allow seamless intergration of multiple data sources.

     Minimum royalty
     ---------------
     $750 per development tool license
     $750 per runtime server license

     Percentage royalty
     33% of OpenExtension for Logical Data Access development tool price (price list attached)
     33% of OpenExtension for Logical Data Access runtime server price (price list attached)

     The extension will be packaged in multiple configurations depending on customer needs and Object Power product development.

                            Attachment to Exhibit D

The OpenScape Product Line from Object Power

     The OpenScape product line from the Object Power is the first component-based development environment transpans both the enterprise and the Internet. The OpenScape approach allows developers to create shareable, reusable software components (both visual and logical) for maximum flexibility. These components can then be assembled in a "plug-and-play" fashion to create:

- -    traditional GUI-based client/server applications;

- -    dynamic workflow applications that integrate familiar desktop products;

- -    graphical Web applications for the corporate intranet;

- -    secure, interactive Web applications for the global Internet
The OpenScape product line is offered in three editions: OpenScape Desktop, OpenScape Workgroup, and OpenScape Enterprise.

OpenScape Desktop:  The quickest way to build interactive Web pages
OpenScape Desktop is targeted at individuals who want to build graphical Web pages using a familiar Visual Basic-style tool (instead of using complex HTML or Java). A free version of OpenScape Desktop is available for download from Object Power's Web site (www.opower.com). A Professional version of OpenScape Desktop is also available for the more serious developer who wants to create OCXs and OLE controls.

OpenScape Workgroup: Integrating corporate data with secure three tiered internet applications

OpenScape Workgroup is targeted at small development terms building departmental applications. In addition to the functionality of OpenScape Desktop, the Workgroup edition allows development teams to define and build logical business rule and data access components that can be distributed across a network. OpenScape Workgroup provides a straightforward method of building secure applications that expose departmental data to a corporate intranet or the global Internet.

OpenScape Enterprise:  The complete tool for integrating enterprise data and legacy systems into a distributed component architecture

     OpenScape Enterprise is targeted at larger development teams who need to build secure, robust applications that execute on both the corporate WAN and the global Internet. In addition to providing the functionality of OpenScape Workgroup, the Enterprise edition integrates enterprise data from relational sources and legacy systems. Using optional OpenExtensions, the Enterprise edition also allows development teams to integrate environments such as SAP R/3 OSF DCE, and CORBA.

Feature/Function breakdown

===================================================================================================================================
                                                             OpenScape                      OpenScape

                                                              Desktop        OpenScape       Desktop       OpenScape    OpenScape
                                                              (FREE)          Desktop         (pro)        Workgroup    Enterprise
 Visual Components Builder (a point-and-click                    X               X              X              X            X
 tool for building visual components)


- -----------------------------------------------------------------------------------------------------------------------------------
 Component workbench for managing multiple                       X               X              X              X            X
 component-based projects


- -----------------------------------------------------------------------------------------------------------------------------------
 Component Engines to handle the dynamic                         X               X              X              X            X
 interface translation between disparate
 environments


- -----------------------------------------------------------------------------------------------------------------------------------
 Visual Basic for Applications (VBA) compatible                  X               X              X              X            X
 script language


- -----------------------------------------------------------------------------------------------------------------------------------
 Place components (as Netscape plug-ins)                         X               X              X              X            X
 into HTML documents to create
 interactive Web pages


- -----------------------------------------------------------------------------------------------------------------------------------
 Execute components as stand-alone                               X               X              X              X            X
 applications


- -----------------------------------------------------------------------------------------------------------------------------------
 Selectively isolate visual components                            X              X              X              X            X
 from other desktop applications (for
 Internet security)


- ------------------------------------------------------------------------------------------------------------------------------------
 Access Netscape API for V8A scripting                           X               X              X              X            X
 language



- -----------------------------------------------------------------------------------------------------------------------------------
 Contain OCXs and OLE objects in visual                                          X              X              X            X
 components



- -----------------------------------------------------------------------------------------------------------------------------------
 Make calls to OLE Automation services                                           X              X              X            X


- -----------------------------------------------------------------------------------------------------------------------------------
 Make calls to external DLLs                                                     X              X              X            X


- -----------------------------------------------------------------------------------------------------------------------------------
 Make DDE calls                                                                  X              X              X            X


- -----------------------------------------------------------------------------------------------------------------------------------


- -----------------------------------------------------------------------------------------------------------------------------------
 Make calls to local ODBC driver                                                                X              X            X


- -----------------------------------------------------------------------------------------------------------------------------------
 Expose visual components as OCXs or OLE                                                        X              X            X
 objects


- -----------------------------------------------------------------------------------------------------------------------------------
 Embed visual components inside other visual                                                    X              X            X
 components ("form-in-form" capability)


- -----------------------------------------------------------------------------------------------------------------------------------
 Create non-visual OCXs with VBA script**                                                       X              X            X


- -----------------------------------------------------------------------------------------------------------------------------------
 Access local ODBC result tables*                                                               X              X            X


- -----------------------------------------------------------------------------------------------------------------------------------
 Build and execute business rule components on                                                                 X            X
 Windows NT


- -----------------------------------------------------------------------------------------------------------------------------------
 Create and access "virtual data views" (seamless                                                              X            X
 integration of multiple data sources)"


- -----------------------------------------------------------------------------------------------------------------------------------
 Access relational data from Windows NT                                                                        X            X


- -----------------------------------------------------------------------------------------------------------------------------------
 Distribute and execute components across                                                                      X            X
 multiple machines


- -----------------------------------------------------------------------------------------------------------------------------------
 Communicate over SSL for secure Internet                                                                      X            X
 applications


- -----------------------------------------------------------------------------------------------------------------------------------
 Multi-developer component repository*                                                                                      X


- -----------------------------------------------------------------------------------------------------------------------------------
 Automated application and component                                                                                        X
 management tool


- -----------------------------------------------------------------------------------------------------------------------------------
 Build and execute business rule components on                                                                              X
 UNIX


- -----------------------------------------------------------------------------------------------------------------------------------
 Access relational data from UNIX                                                                                           X


- -----------------------------------------------------------------------------------------------------------------------------------
 Access legacy data                                                                                                         X



- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
 Expose OSF DCE services as logical components                                                                              X
 (requires OpenExtension for DCE)*


- -----------------------------------------------------------------------------------------------------------------------------------
 Expose SAP R/3 functionality as logical                                                                                    X
 components (requires OpenExtension for SAP)*


- -----------------------------------------------------------------------------------------------------------------------------------
 Expose CORBA objects as logical components                                                                                 X
 (requires OpenExtensions for CORBA)**


===================================================================================================================================

*available April 1996
**available June 1996

OpenScape Retail Price List

Development Tools (per concurrent user)

====================================================================================================================================
 OpenScape Desktop (Free version)                         FREE


- ------------------------------------------------------------------------------------------------------------------------------------
 OpenScape Desktop                                        $145.00


- -----------------------------------------------------------------------------------------------------------------------------------
 OpenScape Desktop (Professional version)                 $395.00


- -----------------------------------------------------------------------------------------------------------------------------------
 OpenScape Workgroup                                      $3,495.00


- -----------------------------------------------------------------------------------------------------------------------------------
 OpenScape Enterprise                                     $23,000.00


- -----------------------------------------------------------------------------------------------------------------------------------
 OpenExtension for SAP*                                   $10,000.00


- -----------------------------------------------------------------------------------------------------------------------------------
 OpenExtension for DCE*                                   $2,000.00


- -----------------------------------------------------------------------------------------------------------------------------------
 OpenExtension for CORBA*                                 $2,000.00


===================================================================================================================================

*requires OpenScape Enterprise

Runtime Server Licenses

===================================================================================================================================
                                    First Server                               Each additional server


- -----------------------------------------------------------------------------------------------------------------------------------
 OpenScape Workgroup (Windows       $5,000.00                                  $3,000.00
 NT platform)


- -----------------------------------------------------------------------------------------------------------------------------------
 OpenScape Enterprise (UNIX         $8,000.00                                  $5,000.00
 platforms)


- -----------------------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------------------
 OpenExtension for SAP          $50,000.00                                     $30,000.00


- -----------------------------------------------------------------------------------------------------------------------------------
 OpenExtension for DCE          $8,000.00                                      $5,000.00


- -----------------------------------------------------------------------------------------------------------------------------------
 OpenExtension for CORBA        $5,000.00                                      $3,000.00


===================================================================================================================================